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CONFIDENTIAL

                                                                  Exhibit 10.22

                                                                August 26, 1999

Silicon Image, Inc.
10131 Bubb Road
Cupertino, CA  95134

RE:       LETTER OF INTENT

This Letter of Intent ("Letter") sets forth in general terms the basic conditions which Intel Corporation ("Intel") anticipates would be specifically addressed in a definitive license agreement ("Agreement") with Silicon Image, Inc. ("Sil"). The Agreement will address the license of certain Sil intellectual property rights to Intel Corporation, for Intel's use in content protection specifications and Intel products.

It is anticipated that, as the parties have discussed, the consummation of this transaction will occur on or before September 30, 1999.

While we understand that the specifics of the Agreement must be negotiated, we anticipate this Agreement will address, but not be limited to, the following points.

AGREEMENT:

- For purposes of this Agreement, the parties agree to the following definitions:

     "Intel Products" mean any software, hardware of software/hardware product manufactured and sold by Intel or a third party on behalf of Intel.

     "Intel Specifications" means any specification used or provided by Intel that incorporates Sil's intellectual property.

     "Intellectual Property" means, patent, patent applications, copyrights, mask works and trade secret rights owned by or licensed to Sil.

     "Technology" means techniques for modifying TMDS encoding/decoding process under the control of a cryptographic key in order to protect the exchange of data over TMDS-based interconnects.

- Intellectual Property License. Sil grants to Intel a non-exclusive, world-wide, irrevocable, transferable, fully paid up, royalty free, perpetual license (with the right to sublicense) under Sil's Intellectual Property rights in the Technology, now or later owned or controlled by Sil, to reproduce, modify, perform, display, make,


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CONFIDENTIAL

     have made, use, sell, distribute, offer for sale, and import the Technology and derivative works thereof in connection with Intel Products and Intel Specifications.

- The agreement is conditioned on Intel's incorporating the Technology in a DVI content protection specification for monitors (the
     "Specification"). If Intel does not so incorporate the Technology, then the agreement shall be of no effect.

- Intel would provide appropriate credit and recognition to Sil for the Technology in the Specification such as:
     "Intel [or insert name of licensing entity] acknowledges the contributions of Sil to this Specification."

- The parties acknowledge that they have not set forth or agreed upon all essential terms for the Agreement, including without limitation, warranties and representations, conditions precedent, indemnities and other anticipated terms, and that such essential terms will be the subject of further negotiations.

- Following the execution of this Letter by both parties, the parties agree to use commercially reasonable efforts to reach agreement on the remaining issues which will undoubtedly arise during the negotiations, to reduce these agreements into a formal Agreement acceptable to each in their discretion, and to obtain the necessary internal approvals to execution of such Agreement to create a binding contract.

- Neither of the parties to this Letter shall disclose to the public or to any third party the existence of this Letter or relationship described herein other than with the express prior written consent of the other party, except as may be required by law. Each party will be responsible for its own expenses in connection with all matters relating to the transaction herein proposed. If this proposed transaction shall not be consummated for any reason, neither of the parties will be responsible for any of the other's expenses. In no event shall either party be liable to the other for any indirect, speculative, special or consequential damages, including but not limited to lost profits, in connection with performance under this Letter. Neither party shall have any liability to the other based on the failure to ultimately consummate the transaction envisioned herein.

- Except for the matters set forth after the heading AGREEMENT, designated by bullet points, including this paragraph, this Letter does not create a legal, binding obligation on either party but merely represents the present intentions of the parties. The performance of either party prior to execution of formal Agreement of any of the obligations which may be included in a contract between the parties when negotiations are complete shall not be considered as evidence of intent by either party to be bound by this Letter other than as set forth under the heading AGREEMENT above.


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CONFIDENTIAL

Your signature below shall indicate your agreement with the foregoing Letter. We look forward to working with you in an effort to consummate the envisioned transaction.

AGREED AND ACCEPTED this 26th day of August , 1999.

INTEL CORPORATION


/s/ Kea Grilley
---------------------------------
Signature

/s/ Kea Grilley
---------------------------------
Printed Name

Director, Platform Marketing, DPG
---------------------------------
Title

                                   LEGAL OK
                              ----------------
                               AKM  |  8/27/99

SILICON IMAGE, INC.

/s/ David D. Lee
---------------------------------
Signature

David D. Lee
---------------------------------
Printed Name

CEO
---------------------------------
Title


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